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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                               ________________

                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): November 5, 1999


                            PREMIER BANCSHARES, INC.
                            ------------------------
               (Exact Name of Registrant as Specified in Charter)


   Georgia                          1-12625                  58-1793778
(State or Other                   (Commission              (IRS Employer
Jurisdiction of                   File Number)           Identification No.)
Incorporation)

      2180 Atlanta Plaza, 950 East Paces Ferry Road, Atlanta, Georgia, 30326
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         (Addresses of Principal Executive Offices, including Zip Code)

                                 (404) 814-3090
                 ---------------------------------------------
              (Registrant's Telephone Number, including Area Code)
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Item 2.    Acquisition or Disposition of Assets.
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     On August 31, 1999 Premier Bancshares, Inc. ("Premier") completed the acquisition of North Fulton Bancshares, Inc. ("North Fulton"), the Georgia bank holding company for Milton National Bank, in a stock transaction valued at approximately $38.5 million. North Fulton had assets of approximately $192 million. The exchange ratio was 0.8749 shares of Premier common stock for each share of North Fulton common stock. The transaction was accounted for as a pooling of interests.

     On October 27, 1999 Premier completed the acquisition of Bank Atlanta, a Georgia chartered commercial bank located in Decatur, Georgia, in a stock transaction valued at approximately $18.1 million. Bank Atlanta had assets of approximately $85 million. The exchange ratio was 1.4375 shares of Premier common stock for each share of Bank Atlanta common stock. The transaction was accounted for as a pooling of interests.

     On November 5, 1999 Premier completed the acquisition of Farmers & Merchants Bank, a Georgia chartered commercial bank located in Summerville, Georgia, in a stock transaction valued at approximately $56 million. Farmers & Merchants Bank had assets of approximately $176 million. The exchange ratio was 4.028 shares of Premier common stock for each share of Farmers & Merchants Bank common stock. The transaction was accounted for as a purchase.

     This Form 8-K supplies pro forma financial information which reflects the effect of these recently completed acquisitions. The pro forma financial information gives effect to the acquisitions as if they had occurred as of the dates and periods described. The pro forma financial information is intended for informational purposes only and is not necessarily indicative of the future financial position or future results of operations of the consolidated company after the acquisitions, or results of operations of the consolidated company that would have occurred if the acquisitions had been effected as of the dates and for the periods described.


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Item 7.    Financial Statements, Pro Forma Financial Information, and Exhibits.
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     (a)  Financial Statements of Businesses Acquired.

          The financial statements of North Fulton as of March 31, 1999 and December 31, 1998 and 1997 and for the three months ended March 31, 1999 and 1998 and for the years ended December 31, 1998, 1997 and 1996 are incorporated by reference to Premier's Registration Statement on Form S-4 (File No. 333-82661).

          The financial statements of Bank Atlanta as of March 31, 1999 and December 31, 1998 and 1997 and for the three months ended March 31, 1999 and 1998 and for the years ended December 31, 1998, 1997 and 1996 are incorporated by reference to Premier's Registration Statement on Form S-4 (File No. 333-83191).

          The financial statements of Farmers & Merchants Bank as of June 30, 1999 and 1998 and December 31, 1998 and 1997 and for the six months ended June 30, 1999 and 1998 and for the years ended December 31, 1998, 1997 and 1996 are incorporated by reference to Premier's Registration Statement on Form S-4 (File No. 333-88035).


     (b)    Pro Forma Information.

          The pro forma condensed combined financial statements of Premier Bancshares, Inc. attached hereto as Exhibit 99.1 give effect to the acquisitions.

     (c)    Exhibits.

          The following exhibits are filed herewith:

     Exhibit No.                         Description
     -----------                         -----------

     99.1                           Pro Forma Condensed Combined Financial
                                    Statements

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          PREMIER BANCSHARES, INC.
                                          (Registrant)



                                          /s/ Michael E. Ricketson
                                          -----------------------------------
                                          Michael E. Ricketson
                                          Executive Vice President and
                                          Chief Financial Officer



Date:  November 9, 1999

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                               INDEX TO EXHIBITS
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Exhibit
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99.1         Pro forma Condensed Combined Financial Statements